             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.__)



Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]


Check the appropriate box:

[ X ]   Preliminary Proxy Statement
[   ]   Preliminary Additional Materials
[   ]   Confidential, for Use of the Commission Only (as
        permitted by Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

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     Active Assets Money Trust
     Active Assets Tax-Free Trust
     Active Assets California Tax-Free Trust
     Active Assets Government Securities Trust
     Dean Witter Liquid Asset Fund Inc.
     Dean Witter U.S. Government Money Market Trust
     Dean Witter California Tax-Free Daily Income Trust
     Dean Witter New York Municipal Money Market Trust
     Dean Witter Tax-Free Daily Income Trust
        (Name of Registrant(s) Specified in its Charter)

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     Barry Fink
        (Name of Person(s) Filing Proxy Statement)

       Payment of Filing Fee (check the appropriate box):

[ x  ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

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5)   Fee previously paid:

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[    ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

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2)   Form, Schedule or Registration Statement No.:

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3)   Filing Party:

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4)   Date Filed:

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                               PRELIMINARY PROXY
           FOR INFORMATION OF SECURITIES AND EXCHANGE COMMISSION ONLY

                           ACTIVE ASSETS MONEY TRUST
                          ACTIVE ASSETS TAX-FREE TRUST
                    ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST
                   ACTIVE ASSETS GOVERNMENT SECURITIES TRUST
                       DEAN WITTER LIQUID ASSET FUND INC.
                 DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
               DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
               DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
                    DEAN WITTER TAX-FREE DAILY INCOME TRUST

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                             TO BE HELD MAY 2, 1997

    Notice is hereby given that Special Meetings of Shareholders of each Dean Witter Fund listed above (each, a "Fund" and collectively, the "Funds") will be held jointly (the "Meeting") in the Career Development Room, 61st Floor, 2 World Trade Center, New York, New York 10048, on May 2, 1997, at 10:00 a.m., New York City time, for the following purposes:

    1. For each Fund, to approve or disapprove a new Investment Management Agreement between the Fund and Dean Witter InterCapital Inc., a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC;

    2. For each Fund, to elect ten (10) Trustees or Directors, as applicable, to serve until their successors shall have been elected and qualified;

    3. For two of the Funds, to approve or disapprove an amendment to its respective investment policies to authorize its Board of Trustees to modify its investment policies (TO BE VOTED ON BY SHAREHOLDERS OF ACTIVE ASSETS MONEY TRUST AND ACTIVE ASSETS GOVERNMENT SECURITIES TRUST ONLY);

    4. For each Fund, to approve or disapprove a new investment policy with respect to investments in certain other investment companies;

    5. For each Fund, to ratify or reject the selection of Price Waterhouse LLP as the Fund's independent accountants for its current fiscal year; and

    6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Shareholders of record of each Fund as of the close of business on March   ,
1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies to be voted against that Proposal.

                                                  BARRY FINK
                                                    SECRETARY
March   , 1997
New York, New York

                                    IMPORTANT
      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

    THE BOARD OF DIRECTORS/TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR
VOTE:

    - FOR approval of each new Investment Management Agreement.

    - FOR the election of all of the Directors/Trustees nominated for election.

    - FOR approval of an amendment to the investment policies of Active Assets Money Trust and Active Assets Government Securities Trust to authorize the Board of Trustees to modify the investment policies of the Funds (SHAREHOLDERS OF ACTIVE ASSETS MONEY TRUST AND ACTIVE ASSETS GOVERNMENT SECURITIES TRUST ONLY);

    - FOR approval of a new investment policy for each Fund relating to investments in certain other investment companies.

    - FOR the ratification of the selection of independent public accountants for the current fiscal year of each Fund.

                               YOUR VOTE IS IMPORTANT

                               PRELIMINARY PROXY
           FOR INFORMATION OF SECURITIES AND EXCHANGE COMMISSION ONLY

                           ACTIVE ASSETS MONEY TRUST
                          ACTIVE ASSETS TAX-FREE TRUST
                    ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST
                   ACTIVE ASSETS GOVERNMENT SECURITIES TRUST
                       DEAN WITTER LIQUID ASSET FUND INC.
                 DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
               DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
               DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
                    DEAN WITTER TAX-FREE DAILY INCOME TRUST

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                             ---------------------

                             JOINT PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETINGS OF SHAREHOLDERS
                                  MAY 2, 1997

    This statement is furnished in connection with the solicitation of proxies by the Board of Directors/Trustees (the "Board" or "Trustees") of each Dean Witter Fund listed above (each, a "Fund" and collectively, the "Funds") for use at the Special Meetings of Shareholders of each Fund to be held jointly on May 2, 1997 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about March 17, 1997.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 1, 3, 4 and 5 set forth in the attached Notice of Special Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

    The table below sets forth each Proposal and those Shareholders who are entitled to vote for each such Proposal.

                                                                                PROPOSAL
                            FUND                                   1          2          3          4
                                                                                                               5
  Active Assets Money Trust                                        X          X          X          X          X
  Active Assets Tax-Free Trust                                     X          X                     X          X
  Active Assets California Tax-Free Trust                          X          X                     X          X
  Active Assets Government Securities Trust                        X          X          X          X          X
  Dean Witter Liquid Asset Fund Inc.                               X          X                     X          X
  Dean Witter U.S. Government Money Market Trust                   X          X                     X          X
  Dean Witter California Tax-Free Daily Income Trust               X          X                     X          X
  Dean Witter New York Municipal Money Market Trust                X          X                     X          X
  Dean Witter Tax-Free Daily Income Trust                          X          X                     X          X

    The holders of shares ("Shareholders") of record of each Fund as of the
close of business on March   , 1997, the record date for the determination of
Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding for each Fund as of the Record Date. [No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date.] The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.

                                                                                                       NUMBER OF SHARES
                                                                                                       OUTSTANDING AS OF
                                                                                                         MARCH  , 1997
NAME OF FUND                                                                                             (RECORD DATE)
-----------------------------------------------------------------------------------------------------  -----------------
Active Assets Money Trust............................................................................
Active Assets Tax-Free Trust.........................................................................
Active Assets California Tax-Free Trust..............................................................
Active Assets Government Securities Trust............................................................
Dean Witter Liquid Asset Fund Inc....................................................................
Dean Witter U.S. Government Money Market Trust.......................................................
Dean Witter California Tax-Free Daily Income Trust...................................................
Dean Witter New York Municipal Money Market Trust....................................................
Dean Witter Tax-Free Daily Income Trust..............................................................

    The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately
$     , will be borne by Dean Witter, Discover & Co., except that the cost with
respect to Proposal   will be borne by the Funds. The total cost to each Fund of soliciting proxies is estimated to be approximately as follows: Active Assets
Money Trust--$          ; Active Assets Tax-Free Trust-- $          ; Active
Assets California Tax-Free Trust--$          ; Active Assets Government
Securities Trust--$          ; Dean Witter Liquid Asset Fund Inc.--$          ;
Dean Witter U.S. Government Money Market Trust--$          ; Dean Witter
California Tax-Free Daily Income Trust--$          ; Dean Witter New York
Municipal Money Market Trust--$          ; and Dean Witter Tax-Free Daily Income
Trust-- $          . The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Funds and officers and regular employees of certain affiliates of the Funds, including Dean Witter InterCapital Inc., Dean Witter Trust Company, Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation. In addition, Dean Witter InterCapital Inc. may employ First Data Corp. as proxy solicitor, the cost of which is estimated
to be $      and will be borne by Dean Witter, Discover & Co. With respect to a telephone solicitation by First Data Corp., additional expenses would include
$   per telephone vote transacted, $   per outbound telephone contact and costs
relating to obtaining Shareholders' telephone numbers.

    First Data Corp. or Dean Witter Trust Company may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card.

                 (1) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                              MANAGEMENT AGREEMENT

BACKGROUND

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital") currently serves as investment manager of each Fund pursuant to an investment management agreement entered into by each Fund and InterCapital (each, a "Current Agreement" and collectively, the "Current Agreements"), and in that capacity provides investment advisory and certain other services to the Funds. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"). The approval of a new investment management agreement between each Fund and InterCapital (each, a "New Agreement" and collectively, the "New Agreements") is being sought in connection with the proposed merger of Morgan Stanley Group Inc. ("Morgan Stanley") and DWDC (the "Merger").

INFORMATION CONCERNING MORGAN STANLEY

    Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

THE MERGER

    Pursuant to the terms of the Merger, Morgan Stanley will be merged with and into DWDC with the surviving corporation to be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, InterCapital will be a direct, wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

    Under the terms of the Merger, each share of Morgan Stanley common stock will be exchanged for 1.65 shares of DWDC common stock. Following the Merger, Morgan Stanley's shareholders will own approximately 45% and DWDC's shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

    The Merger is expected to be completed in mid-1997.

    The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will consist of fourteen members, two of which will be Morgan Stanley insiders and two of which will be DWDC insiders. The remaining ten directors will be outside directors, with Morgan Stanley and DWDC each designating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be Philip Purcell, who is the current Chairman and Chief Executive Officer of DWDC. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be John Mack, who is the current President of Morgan Stanley.

    The Merger is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both DWDC and Morgan Stanley.

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

    In order to assure continuity of investment management services to each Fund after the Merger, the Board of each Fund met in person for the purpose of considering whether it would be in the best interests of each Fund and its Shareholders to enter into a New Agreement between each Fund and the Investment Manager which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the Merger. At its meetings, and for the reasons discussed below (see "The Boards' Consideration"), the Board of each Fund, including all of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Investment Manager (the "Independent Trustees"), unanimously approved the New Agreements and recommended their respective approval by Shareholders.

    THE TERMS OF EACH NEW AGREEMENT, INCLUDING FEES PAYABLE BY A FUND THEREUNDER, ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CORRESPONDING CURRENT AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. The terms of the Current Agreements are fully described under "The Current Investment Management Agreements" below. If approved by Shareholders, each New Agreement will continue in effect for an initial term expiring April 30, 1999. Each New Agreement will be continued in effect from year to year thereafter if each such continuance is approved by the Board or by a majority of the outstanding voting securities (as defined below) of the Fund and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that Shareholders of a Fund do not approve a New Agreement, the Current Agreement will remain in effect and the Board will take such action, if any, as it deems to be in the best interests of the concerned Fund and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Agreement. In the event that the Merger is not consummated, the Investment Manager will continue to provide services to the Funds in accordance with the terms of the Current Agreements for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees.

REQUIRED VOTE

    Each New Agreement cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the respective Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the respective Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the respective Fund, whichever is less.

    THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

THE FUNDS' CONSIDERATION

    At a special meeting of the Committee of the Independent Trustees of the Funds held on February 20, 1997, at which each of the Independent Trustees of the Funds was present, and a meeting of the full Board on February 21, 1997, the Trustees evaluated each of the New Agreements (the form of which is attached hereto as Appendix A). Prior to and during the meetings, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether each of the New Agreements is in the best interests of the respective Fund and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreements, the Trustees assessed the implications of the Merger for the Investment Manager and its ability to continue to provide services to the Funds of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Merger on the Investment Manager's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of DWDC and the Investment Manager that the Merger would not adversely affect the Investment Manager's ability to fulfill its obligations under its respective agreements with the Funds or to operate its business in a manner consistent with past practices. In addition, the Trustees considered the effects of the Investment Manager and Morgan Stanley becoming affiliated persons of each other. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Funds to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Funds will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as principal, and the Funds will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. acts as an underwriter. In this connection, senior management of the Investment Manager represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Funds.

    The Trustees also considered that each New Agreement is identical, in all material respects, to the corresponding Current Agreement (other than the dates of effectiveness and termination).

    Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors deemed relevant to them, the Trustees of each Fund, including all of the Independent Trustees, determined that each of the New Agreements is in the best interests of each respective Fund and its Shareholders. ACCORDINGLY, THE BOARD OF EACH FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, APPROVED EACH NEW AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS OF EACH FUND.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS

    Each of the Current Agreements provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy and securities and commodities markets as it deems necessary or useful to discharge its duties under the respective Current Agreements, and that it shall continuously supervise the management of the assets of each Fund in a manner consistent with the investment objectives and policies of that Fund and subject to such other limitations and directions as the Board may, from time to time, prescribe.

    The Investment Manager pays the compensation of the officers of the Funds and provides the Funds with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Fund's shares and the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its services and the expenses the Investment Manager assumes under the Current Agreements, each Fund pays the Investment Manager compensation which is accrued daily and payable monthly at the following rates. For Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Dean Witter U.S. Government Money Market Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter Tax-Free Daily Income, the management fee rate is determined by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the daily net assets exceeding $3 billion. For Dean Witter Liquid Asset Fund Inc. the management fee rate is determined by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion; 0.325% to the portion of the daily net assets exceeding $1.35 billion but not exceeding $1.75 billion; 0.30% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.15 billion; 0.275% to the portion of the daily net assets exceeding $2.15 billion but not exceeding $2.5 billion; 0.25% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.249% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; and 0.248% to the portion of the daily net assets exceeding $17.5 billion. The management fees paid by each Fund during its last fiscal year and the net assets of each Fund as of its fiscal year end are set forth in the table below.

                                                                                     MANAGEMENT FEE
                                                                      LAST FISCAL  PAID DURING FUND'S  NET ASSETS AS OF
FUND                                                                   YEAR END     LAST FISCAL YEAR    FISCAL YEAR END
--------------------------------------------------------------------  -----------  ------------------  -----------------
Active Assets Money Trust...........................................     6/30/96     $   19,802,633    $   7,170,143,290
Active Assets Tax-Free Trust........................................     6/30/96          6,571,351        1,541,887,129
Active Assets California Tax-Free Trust.............................     6/30/96          1,781,282          384,218,164
Active Assets Government Securities Trust...........................     6/30/96          2,841,130          571,400,088
Dean Witter Liquid Assets Fund Inc..................................     8/31/96         30,669,867       11,389,468,650
Dean Witter U.S. Government Money Market Trust......................     1/31/97
Dean Witter California Tax-Free Daily Income Trust..................    12/31/96          1,326,761          259,590,346
Dean Witter New York Municipal Money Market Trust...................    12/31/96            212,463           40,758,246
Dean Witter Tax-Free Daily Income Trust.............................    12/31/96          2,738,887          521,879,353

    Under the Current Agreements, each Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager or Dean Witter Distributors Inc. ("Distributors" or the "Distributor"), the Funds' Distributor, including, without limitation: fees pursuant to any plan of distribution that each Fund may adopt; charges and expenses of any registrar, custodian or depository appointed by each Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by each Fund; brokers' commissions chargeable to each Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by each Fund to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of each Fund; all costs and expenses in connection with registration and maintenance of registration of each Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of each Fund to its Shareholders; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of each Fund's shares; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Funds, and independent accountants in connection with any matter relating to each Fund (not including compensation or expenses of attorneys employed by the Investment Manager); association dues; interest payable on each Fund's borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of each Fund which inure to the Fund's benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Fund's operations unless otherwise explicitly provided in the respective Current Agreements.

    The administrative services called for under the Current Agreements are performed by Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital.

    Each Current Agreement was first approved by the Board of the applicable Fund on October 30, 1992. The Current Agreement for Active Assets California Tax-Free Trust was last approved by its Shareholders at a special meeting of Shareholders held on January 13, 1993 and the Current Agreement for each of the other Funds was last approved by the Shareholders of the applicable Fund at a special meeting of Shareholders held on January 12, 1993.

    After its respective initial term, each Current Agreement continues in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of each Fund or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Each Current Agreement whose initial term expired prior to the date of this Proxy Statement has been continued in effect from year to year by action of the Board, including the Independent Trustees. Prior to the Board's February 21, 1997 meeting, the most recent approval occurred at a meeting of the Board held on April 17, 1996.

    Each Current Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund, in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. is each Fund's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

    Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and Dean Witter Reynolds Inc. ("DWR") and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and Dean Witter Trust Company ("DWTC") ; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors, and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

    The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048. DWDC has its offices at Two World Trade Center, New York, New York 10048.

    InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix B lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Funds and sets forth the fees payable to InterCapital by such companies, including the Funds, and their net
assets as of March   , 1997.

    Dean Witter Distributors Inc. acts as the Funds' Distributor. Like InterCapital, the Distributor is a wholly-owned subsidiary of DWDC. Pursuant to each Fund's Rule 12b-1 plan, each Fund pays the Distributor 12b-1 fees for distribution related services. DWTC, an affiliate of InterCapital, serves as the transfer agent of the Funds. The table below sets forth for each Fund the distribution fees paid to the Distributor and the transfer agency fees paid to DWTC during the Fund's last fiscal year:

                                                                          DISTRIBUTION FEES PAID   TRANSFER AGENT FEES
                                                                            TO THE DISTRIBUTOR         PAID TO DWTC
                                                                            DURING LAST FISCAL      DURING LAST FISCAL
FUND                                                                               YEAR                    YEAR
------------------------------------------------------------------------  ----------------------  ----------------------
Active Assets Money Trust...............................................      $    6,495,409          $    3,112,938
Active Assets Tax-Free Trust............................................           1,560,662                 355,031
Active Assets California Tax-Free Trust.................................             351,571                  73,519
Active Assets Government Securities Trust...............................             570,309                 121,843
Dean Witter Liquid Asset Fund Inc.......................................          10,716,020              13,002,654
Dean Witter U.S. Government Money Market Trust..........................
Dean Witter California Tax-Free Daily Income Trust......................             263,178                 180,040
Dean Witter New York Municipal Money Market Trust.......................              38,852                  44,442
Dean Witter Tax-Free Daily Income Trust.................................             537,867                 455,855

    Once the Merger is consummated and the New Agreements are approved, the Distributor and DWTC fully intend to continue to provide, respectively, the same services to the Funds as are currently being provided.

    Because DWR and InterCapital are under the common control of DWDC, DWR is an affiliated broker of InterCapital. During each of their respective last fiscal years, none of the Funds paid any brokerage commissions to DWR.

                     (2) ELECTION OF TRUSTEES FOR EACH FUND

    The number of Trustees of each Fund has been fixed by the Board at ten. There are presently eight Trustees, all of whom are standing for re-election at the Meeting for indefinite terms. [In addition, the Board of each Fund has
nominated for election as Trustees at the Meeting         and         for the
first time.]

    Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are
Independent Trustees. [Messrs.         and         ], who have been nominated
for election at the Meeting, if elected, also will be Independent Trustees. The other two current Trustees, Charles A. Fiumefreddo and Phillip J. Purcell, are "interested persons" (as such term is defined in the 1940 Act) of the Funds and InterCapital and, thus, are not Independent Trustees. The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. Other than Messrs. Bozic, Purcell and Schroeder, who were elected as Trustees by the other Trustees of the Funds, all of the members of the Board currently serving were previously elected at a meeting of Shareholders.

    The following information regarding each of the nominees for election as Trustee, and each of the other members of the Board of each Fund, includes principal occupations and employment for at least the last five years, age,
shares of each Fund owned, if any, as of March   , 1997 (shown in parentheses),
positions with the Funds, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 84 investment companies, including the Funds, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

    The nominees for Trustee to be elected at the Meeting are:

    MICHAEL BOZIC, Trustee since April 1994*; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co. ("Sears"); Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.

    CHARLES A. FIUMEFREDDO, Trustee since July 1991*; age 63; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February 1993).

    EDWIN JACOB (JAKE) GARN, Trustee since January 1993*; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp; member of the board of various civic and charitable organizations.

    JOHN R. HAIRE, Trustee since January 1981*; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

    DR. MANUEL H. JOHNSON, Trustee since July 1991*; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

    MICHAEL E. NUGENT, Trustee since July 1991*; age 60; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly

------------------------
*This date is the date the Trustee began serving the Dean Witter Funds complex.

Vice President, Bankers Fund Company and BT Capital Corporation (1984-1988); Director of various business organizations.

    PHILIP J. PURCELL, Trustee since April 1994*; age 53; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

    JOHN L. SCHROEDER, Trustee since April 1994*; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (1991-1995).

    INSERT NEW PERSON

    INSERT NEW PERSON

    The other executive officers of each Fund are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; and Thomas F. Caloia, Treasurer; and, with respect to the individual Funds, the other executive officers are as follows: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust and Active Assets Government Securities Trust -- Jonathan Page, Vice President, Patricia A. Cuddy, Vice President and Katherine H. Stromberg, Vice President; Dean Witter Liquid Assets Fund Inc. and Dean Witter U.S. Government Money Market Trust -- Jonathan Page, Vice President; Dean Witter California Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter Tax-Free Daily Income Trust -- Katherine H. Stromberg, Vice President. In addition, the following individuals serve as Vice Presidents of the Funds: Active Assets Money Trust and Active Assets Government Securities Trust -- Peter M. Avelar, Vice President and James F. Willison, Vice President; Active Assets Tax-Free Trust and Active Assets California Tax-Free Trust -- Peter M. Avelar, Vice President, James F. Willison, Vice President, Joseph Arcieri, Vice President and Gerard J. Lian, Vice President; Dean Witter Liquid Assets Fund Inc. -- Peter M. Avelar, Vice President, James F. Willison, Vice President and Patricia A. Cuddy, Vice President; Dean Witter U.S. Government Money Market Trust -- Peter M. Avelar, Vice President, Paul D. Vance, Vice President, James F. Willison, Vice President and Patricia A. Cuddy, Vice President; Dean Witter California Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter Tax-Free Daily Income Trust -- Peter M. Avelar, Vice President, Jonathan R. Page, Vice President, James F. Willison, Vice President, Joseph Arcieri, Vice President and Gerard J. Lian, Vice President. In addition, Frank Bruttomesso, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Fund.

    Mr. Fink is 42 years old and is currently First Vice President (since June
1993), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also First Vice President, Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and

------------------------
*This date is the date the Trustee began serving the Dean Witter Funds complex.

DWSC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July 1992-March 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August 1995) and Director of DWTC (since April
1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Executive Vice President of InterCapital (since April
1996); he is also Chief Investment Officer of InterCapital and Director of DWTC (since April 1996). He was previously Senior Vice President of InterCapital (June 1995-April 1996) and prior thereto was a Managing Director of Dillon Reed. Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Page is Senior Vice President of InterCapital. Ms. Cuddy is 42 years old and is currently Vice President of InterCapital (since June, 1994). She was previously Senior Vice President of various investment companies managed by Dreyfus Corporation. Ms. Stromberg is 48 years old and is currently Vice President of InterCapital. Mr. Vance is 61 years old and is currently Senior Vice President of InterCapital. Mr. Willison is 53 years old and is currently Senior Vice President of InterCapital. Mr. Avelar is 38 years old and is currently Senior Vice President of InterCapital. Mr. Arcieri is 48 years old and is currently Vice President of InterCapital. Mr. Lian is 42 years old and is currently Vice President of InterCapital. Other than Messrs. Scanlan, Giambrone and McAlinden and Ms. Cuddy, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

    The Board currently consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of February 28, 1997, the Dean Witter Funds had total net assets of approximately
$    billion and more than six million shareholders.

    Six Trustees and the two new nominees (80% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. For a period of at least three years after consummation of the Merger, at least 75% of the members of the Board of Trustees of each Fund will not be "interested persons" (as defined in the 1940 Act) of the Investment Manager. Four of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    The following chart sets forth the number of meetings of the Board, the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

      NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                                                                                             COMMITTEE
                                                                                              OF THE
                                                                           BOARD OF         INDEPENDENT           AUDIT
                                                              FISCAL       TRUSTEES          TRUSTEES           COMMITTEE
NAME OF FUND                                                 YEAR-END      MEETINGS          MEETINGS           MEETINGS
-----------------------------------------------------------  ---------  ---------------  -----------------  -----------------
Active Assets Money Trust..................................    6/30/96             4                10                  3
Active Assets Tax-Free Trust...............................    6/30/96             4                10                  3
Active Assets California Tax-Free Trust....................    6/30/96             4                10                  3
Active Assets Government Securities Trust..................    6/30/96             4                10                  3
Dean Witter Liquid Assets Fund Inc.........................    8/31/96             4                10                  3
Dean Witter U.S. Government Money Market Trust.............    1/31/97             5                10                  2
Dean Witter California Tax-Free Daily Income Trust.........   12/31/96             5                10                  3
Dean Witter New York Municipal Money Market Trust..........   12/31/96             5                10                  3
Dean Witter Tax-Free Daily Income Trust....................   12/31/96             5                10                  3


                                                                DERIVATIVES
                                                                 COMMITTEE
NAME OF FUND                                                     MEETINGS
-----------------------------------------------------------  -----------------
Active Assets Money Trust..................................              4
Active Assets Tax-Free Trust...............................              4
Active Assets California Tax-Free Trust....................              4
Active Assets Government Securities Trust..................              4
Dean Witter Liquid Assets Fund Inc.........................              3
Dean Witter U.S. Government Money Market Trust.............              3
Dean Witter California Tax-Free Daily Income Trust.........              3
Dean Witter New York Municipal Money Market Trust..........              3
Dean Witter Tax-Free Daily Income Trust....................              3

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN
  WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

    The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of December 31, 1996, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $9.8 million.

    As of the Record Date, the aggregate number of shares of each Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of each Fund's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

    Each Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board attended by the Trustee (each Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). Each Fund also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including all of the Funds represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Funds. As of the date of this Proxy Statement, each Fund represented in this Proxy Statement has adopted the retirement program.

    Appendix C sets forth tables illustrating the compensation paid to each Fund's Independent Trustees by the Fund for its last fiscal year and, for the Funds which have adopted the retirement program, the retirement benefits accrued to each Fund's Independent Trustees by the Fund for its last fiscal year and the estimated retirement benefits for each Fund's Independent Trustees as of the end of the Fund's last fiscal year. In addition, Appendix C illustrates the cash compensation paid and the retirement benefits accrued to each Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Schedule C also illustrates the retirement benefits accrued to each Fund's Independent Trustees by the 57 Dean Witter Funds (including all of the Funds represented in this Proxy Statement) for the calendar year ended

December 31, 1996 and the estimated retirement benefits for each Fund's Independent Trustees, to commence upon their retirement, from the 57 Funds as of December 31, 1996.

    The persons named as attorneys-in-fact in the enclosed proxy have advised the Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named above. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or, in the case of an Independent Trustee nominee, by the Independent Trustees. With respect to Dean Witter Liquid Asset Fund Inc., the election of each Trustee requires the approval of a plurality of the shares of the Fund represented and entitled to vote at the Meeting. With respect to each of the other Funds, the election of each Trustee requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

    THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE TRUSTEES NOMINATED FOR ELECTION.

    (3) APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE INVESTMENT POLICIES OF ACTIVE ASSETS MONEY TRUST AND ACTIVE ASSETS GOVERNMENT SECURITIES TRUST TO AUTHORIZE THE BOARD TO MODIFY THE INVESTMENT POLICIES OF EACH FUND

    The Board of Trustees of Active Assets Money Trust and Active Assets Government Securities Trust (collectively, the "Money Market Funds") considered and approved for submission to each Money Market Fund's Shareholders a recommendation by InterCapital to allow the Board to modify each of the Money Market Fund's investment policies without submitting the modifications to the Fund's shareholders for approval. Under the terms of each of the Money Market Fund's current Prospectus, its investment policies may not be changed without Shareholder approval. Under Massachusetts law, and pursuant to the By-laws of each of the Money Market Funds, annual Shareholder meetings are not required. Accordingly, the Board of each Money Market Fund believes that adopting the proposed amendment would be beneficial to the Funds' shareholders because it would eliminate the administrative burden and expense of calling Shareholder meetings to make any change in a Fund's investment policies.

    Under its existing fundamental investment policies, Active Assets Money Trust may invest in the following instruments:

    (i) Obligations issued or guaranteed as to principal and interest by the United States or its agencies or its instrumentalities, including Treasury bills, notes, bonds and coupons.

    (ii) Obligations (including certificates of deposit, bankers' acceptances and bank notes) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, including obligations of foreign branches of domestic banks.

    (iii) Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more.

    (iv) Certificates of deposit of banks and saving institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Federal Deposit Insurance Corporation, limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate.

    (v) Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("Standard & Poor's") or the highest grade by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a company having an outstanding debt issue rated at least AA by Standard and Poor's or Aa by Moody's.

    (vi) Corporate obligations, rated at least A by Standard & Poor's or Moody's maturing in one year or less.

    (vii)  Repurchase agreements.

    Under its existing fundamental investment policies, Active Assets Government Securities Trust may invest in the following instruments:

    (i) Obligations issued or guaranteed by the United States or its agencies or instrumentalities, including Treasury bills, coupons, notes and bonds.

    (ii) Certificates of deposit of banks and saving institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Federal Deposit Insurance Corporation, limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate.

    At the current time, each Board intends to make certain changes to bring the investment policies of the Money Market Funds into conformity with amendments enacted during the last several years to Rule 2a-7 under the 1940 Act with respect to taxable money market funds. With respect to Active Assets Money Trust, the Board intends to modify references in its investment policies with respect to commercial paper and corporate obligations by deleting the references to ratings by Standard & Poor's and Moody's and replacing them with references to ratings by two nationally recognized statistical rating organizations ("NRSROs"). This change reflects the current marketplace in which Standard & Poor's and Moody's are no longer the only NRSROs, and parallels the requirements set forth in Rule 2a-7.

    Each Board intends to make an additional change with respect to the Money Market Funds. Also in conformity with Rule 2a-7, this change would be that no single instrument purchased by a Money Market Fund may have a maturity in excess of thirteen months (currently the limit is twelve months).

    The Board of each Money Market Fund does not presently contemplate any other changes to the investment policies of a Fund, although approval of this proposal will allow each Board to adopt such changes to the respective Fund's investment policies as it determines to be appropriate in the future. Each Board believes that adoption of this proposal is in the best interests of shareholders because it would afford each Money Market Fund greater flexibility to respond promptly to market or regulatory changes in the future. If the proposed change is not approved, changes to investment policies could take place only following the delay of a special shareholder meeting held at the expenses of shareholders of each Fund.

REQUIRED VOTE

    To become effective, the proposed amendment to each Money Market Fund's investment policies must be approved by the vote of a majority of the outstanding voting securities of the respective Fund. As indicated earlier, such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the respective Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the respective Fund, whichever is less.

    THE BOARD OF EACH MONEY MARKET FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE INVESTMENT POLICIES OF THE MONEY MARKET FUNDS TO AUTHORIZED THE BOARD TO MODIFY THE INVESTMENT POLICIES OF THE FUNDS.

     (4) APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES

    The Board of each Fund has approved, subject to Shareholder approval, a new investment policy that has the effect of modifying certain investment restrictions of the Funds so as to permit each Fund to convert to a master/ feeder structure. Under a master/feeder structure, the assets of mutual funds with common investment objectives and substantially the same investment policies are pooled together and, rather than being managed separately, are "fed" into a combined pool for portfolio management purposes. The individual pools are known as "feeder" funds and the pool is known as a "master" fund.

    Upon conversion to a master/feeder structure, a Fund would invest all of its assets in a corresponding master fund and hold only beneficial interests in the master fund. The master fund, in turn, would invest directly in individual securities of other issuers. The Fund would otherwise continue its normal operations. The Board of the Fund would retain the right to withdraw a Fund's investment from the master fund at any time it determined that it would be in the best interests of Shareholders; the Fund would then resume investing directly in individual securities of other issuers or invest in another master fund.

    As an investor in a master fund, a Fund would be entitled to vote in proportion to its relative interest in the master fund. Specifically, as to any issue on which Shareholders vote, a Fund would vote its interest in the master fund in proportion to the votes cast by its Shareholders. If there were other investors in the master fund, there could be no assurance that any issue that receives a majority of the votes cast by a Fund's Shareholders would receive a majority of votes cast by all master fund shareholders.

    Conversion to a master/feeder structure would only be authorized by the Board of a Fund if it determined such structure to be in the best interests of Shareholders. Should the Board authorize any such conversion, a Fund's prospectus and statement of additional information would be amended to reflect the Fund's conversion to a master/feeder structure and its Shareholders would be notified.

    While neither the Board nor InterCapital has determined that any Fund should participate in a master/feeder structure, the Trustees believe that the Funds should have the flexibility to implement such structure at a future date, if appropriate. At present, however, certain fundamental investment restrictions of each Fund would prevent the Fund from doing so without seeking Shareholder approval. For example, each Fund has fundamental investment restrictions which limit the extent to which the Fund may invest in other investment companies or in any one issuer. As such, a vote of a Fund's Shareholders would be required before a Fund could participate in a master/feeder structure. In the interest of efficiency and to eliminate the costs associated with a future proxy statement that would be necessary to modify these investment restrictions, the Board of each Fund recommends that Shareholders vote to modify the Fund's investment restrictions by adding the following new investment policy:

       "Notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund."

    In addition, if the new investment policy is approved by Shareholders, the Board of each Fund will be authorized to make conforming changes to the respective Fund's organizational documents to the extent necessary.

REQUIRED VOTE

    To become effective, the proposed changes to each Fund's investment restrictions must be approved by the vote of a majority of the outstanding voting securities of the respective Fund. As indicated earlier, the "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the respective Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

    THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES.

     (5) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Trustees have unanimously selected the firm of Price Waterhouse LLP ("Price Waterhouse") as each Fund's independent accountants for the fiscal year-ends indicated below next to the name of the Fund:

FUND                                                                                                FISCAL YEAR ENDING
------------------------------------------------------------------------------------------------  ----------------------
Active Assets Money Trust.......................................................................  June 30, 1997
Active Assets Tax-Free Trust....................................................................  June 30, 1997
Active Assets California Tax-Free Trust.........................................................  June 30, 1997
Active Assets Government Securities Trust.......................................................  June 30, 1997
Dean Witter Liquid Assets Fund Inc..............................................................  August 31, 1997
Dean Witter U.S. Government Money Market Trust..................................................  January 31, 1998
Dean Witter California Tax-Free Daily Income Trust..............................................  December 31, 1997
Dean Witter New York Municipal Money Market Trust...............................................  December 31, 1997
Dean Witter Tax-Free Daily Income Trust.........................................................  December 31, 1997

    The selection of Price Waterhouse is being submitted for ratification or rejection by Shareholders at the Meeting. Price Waterhouse has been the independent accountants for each of the Funds since its inception, and has no direct or indirect financial interest in the Funds.

    A representative of Price Waterhouse is expected to be present at the Meeting and will be available to make a statement, and to respond to appropriate questions of Shareholders.

    Ratification of the selection of Price Waterhouse requires the approval of a majority of the shares of each Fund represented and entitled to vote at the Meeting.

    THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND RATIFY THE SELECTION OF PRICE WATERHOUSE AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND.

                             ADDITIONAL INFORMATION

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund for a total of not more than 60 days in the aggregate, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against that proposal.

    Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

    The Funds do not hold regular shareholders' meetings. Proposals of Shareholders of any Fund intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

    EACH FUND'S MOST RECENT ANNUAL REPORT FOR THE FUND'S MOST RECENT FISCAL YEAR AND, IN THE CASE OF ACTIVE ASSETS MONEY TRUST, ACTIVE ASSETS TAX-FREE TRUST, ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST, ACTIVE ASSETS GOVERNMENT SECURITIES TRUST AND DEAN WITTER LIQUID ASSET FUND INC. THE SUCCEEDING SEMI-ANNUAL REPORT, HAVE BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DWTC, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL-FREE)).

                          INTEREST OF CERTAIN PERSONS

    DWDC, DWR, the Investment Manager, DWSC, the Distributor and certain of their respective Directors, officers, and employees, including persons who are Trustees or officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of DWDC. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

    The management of the Funds knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                                  By Order of the Boards of
                                          Trustees

                                                  BARRY FINK
                                                  SECRETARY

                                                                      APPENDIX A

                  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

    AGREEMENT made as of the [   ] day of [          ], 1997, by and between
Dean Witter [          ], [incorporated under the laws of the State of Maryland
-- Dean Witter Liquid Asset Fund Inc. only] [an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts--all other Funds] (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

    WHEREAS, The Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

    WHEREAS, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

    WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

    Now, Therefore, this Agreement

                              W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

     1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Trustees, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

     2. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

     3. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

     4. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation determined by applying the following annual rates
to the Fund's daily net assets: [          ].* Except as hereinafter set forth,
compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to the Fund's net assets each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for

------------------------
*See pages 5 and 6 of the Proxy Statement for a table setting forth the management fee rates applicable to each Fund.

that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

    Subject to the provisions of paragraph 7 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

     7. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to paragraph 6 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee shall be applicable.

    For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

     8. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     9. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

    10. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

    11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

    12. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

    13. The Investment Manager and the Fund each agree that the name "Dean Witter," which comprises a component of the Fund's name, is a property right of Dean Witter Reynolds Inc. The Fund agrees and consents that (i) it will only use the name "Dean Witter" as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "Dean Witter" for any purpose, (iii) the Investment Manager or its parent, Morgan Stanley, Dean Witter, Discover & Co., or any corporate affiliate of the Investment Manager's parent, may use or grant to others the right to use the name "Dean Witter," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent, the Fund will take such action as may be required to provide its consent to the use of the name "Dean Witter," or any combination or abbreviation thereof, by the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which the Investment Manager and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request by the Investment Manager or its parent, cease to use the name "Dean Witter" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, Trustees and shareholders to take any and all actions which the Investment Manager or its parent may request to effect the foregoing and to reconvey to the Investment Manager or its parent any and all rights to such name.

    14. The Declaration of Trust establishing Dean Witter [          ], dated
[          ], a copy of which, together with all amendments thereto (the
"Declaration"), is on file in the office of the Secretary of the Commonwealth of
Massachusetts, provides that the name Dean Witter [          ] refers to the
Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Dean
Witter [          ] shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or
otherwise, in connection with the affairs of said Dean Witter [          ], but
the Trust Estate only shall be liable.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          DEAN WITTER [          ]

                                          By
                                          ......................................

Attest:

 .....................................

                                          DEAN WITTER INTERCAPITAL INC.

                                          By
                                          ......................................

Attest:

 .....................................

                                                                      APPENDIX B

    InterCapital serves as investment manager to the Funds and the other investment companies listed below which have similar investment objectives to one or more of the Funds. Set forth below is a chart showing the net assets of
each such investment company as of March   , 1997 and the investment management
fee rate(s) applicable to such investment company.

                                                                                    NET ASSETS         CURRENT INVESTMENT
                                                                                  AS OF 03/  /97     MANAGEMENT FEE RATE(S)
                                                                                  --------------  -----------------------------
       1.  ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST..............................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
       2.  ACTIVE ASSETS GOVERNMENT SECURITIES TRUST............................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
       3.  ACTIVE ASSETS MONEY TRUST............................................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
       4.  ACTIVE ASSETS TAX-FREE TRUST.........................................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
       5.  DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST...................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
       6.  DEAN WITTER LIQUID ASSET FUND INC. ..................................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.248% on assets over $17.5
                                                                                                  billion
       7.  DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST....................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
       8.  DEAN WITTER TAX-FREE DAILY INCOME TRUST..............................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
       9.  DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST.......................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
      10.  DEAN WITTER RETIREMENT SERIES:
           (A) LIQUID ASSET SERIES..............................................   $              0.50%(1)
           (B) U.S. GOVERNMENT MONEY MARKET SERIES..............................   $              0.50%(1)
      11.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:*
           (A) MONEY MARKET PORTFOLIO...........................................   $              0.50%
      12.  DEAN WITTER VARIABLE INVESTMENT SERIES:*
           (A) MONEY MARKET PORTFOLIO...........................................   $              0.50%

------------------------------
 * Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of each Series of Dean Witter Retirement Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the daily net assets of the pertinent Series.

                                                                      APPENDIX C

                      TRUSTEE COMPENSATION AS TO EACH FUND

    The following tables illustrate the compensation paid to each Fund's Independent Trustees by the Fund for its last fiscal year and, for the Funds which have adopted the retirement program, the retirement benefits accrued to each Fund's Independent Trustees by the Fund for its last fiscal year and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, as of the end of the Fund's last fiscal year.

ACTIVE ASSETS MONEY TRUST

                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND    EXPENSES       (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,700      $     396               10             50.0%       $     850
Edwin J. Garn....................        1,750            586               10             50.0              850
John R. Haire....................        3,863          1,685               10             50.0            2,315
Dr. Manuel H. Johnson............        1,700            242               10             50.0              850
Michael E. Nugent................        1,750            418               10             50.0              850
John L. Schroeder................        1,750            769                8             41.7              708

------------------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

ACTIVE ASSETS TAX-FREE TRUST

                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND    EXPENSES       (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,700      $     396               10             50.0%       $     850
Edwin J. Garn....................        1,750            586               10             50.0              850
John R. Haire....................        3,863          1,685               10             50.0            2,315
Dr. Manuel H. Johnson............        1,700            242               10             50.0              850
Michael E. Nugent................        1,750            418               10             50.0              850
John L. Schroeder................        1,750            769                8             41.7              708

------------------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND    EXPENSES       (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,700      $     396               10             50.0%       $     850
Edwin J. Garn....................        1,750            670               10             50.0              850
John R. Haire....................        3,863          5,233               10             50.0            2,203
Dr. Manuel H. Johnson............        1,700            267               10             50.0              850
Michael E. Nugent................        1,750            503               10             50.0              850
John L. Schroeder................        1,750            769                8             41.7              708

------------------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND    EXPENSES       (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,700      $     396               10             50.0%       $     850
Edwin J. Garn....................        1,750            586               10             50.0              850
John R. Haire....................        3,863          1,685               10             50.0            2,315
Dr. Manuel H. Johnson............        1,700            242               10             50.0              850
Michael E. Nugent................        1,750            418               10             50.0              850
John L. Schroeder................        1,750            769                8             41.7              708

------------------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

DEAN WITTER LIQUID ASSETS FUND INC.

                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND    EXPENSES       (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,750      $     377               10             50.0%       $     850
Edwin J. Garn....................        1,800            548               10             50.0              850
John R. Haire....................        3,913            961               10             50.0            2,296
Dr. Manuel H. Johnson............        1,750            229               10             50.0              850
Michael E. Nugent................        1,750            391               10             50.0              850
John L. Schroeder................        1,750            728                8             41.7              708

------------------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND    EXPENSES       (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,800      $     339               10             50.0%       $     875
Edwin J. Garn....................        1,800            475               10             50.0              875
John R. Haire....................        3,650           (404)              10             50.0            2,211
Dr. Manuel H. Johnson............        1,750            203               10             50.0              875
Michael E. Nugent................        1,800            339               10             50.0              875
John L. Schroeder................        1,750            647                8             41.7              729

------------------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST

                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND    EXPENSES       (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,800      $     338               10             50.0%       $     850
Edwin J. Garn....................        1,800            473               10             50.0              850
John R. Haire....................        3,900           (365)              10             50.0            2,296
Dr. Manuel H. Johnson............        1,750            202               10             50.0              850
Michael E. Nugent................        1,800            338               10             50.0              850
John L. Schroeder................        1,750            645                8             41.7              708

------------------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST

                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND    EXPENSES       (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,800      $     338               10             50.0%       $     850
Edwin J. Garn....................        1,800            473               10             50.0              850
John R. Haire....................        3,900           (365)              10             50.0            2,296
Dr. Manuel H. Johnson............        1,750            202               10             50.0              850
Michael E. Nugent................        1,800            338               10             50.0              850
John L. Schroeder................        1,750            645                8             41.7              708

------------------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

DEAN WITTER TAX-FREE DAILY INCOME TRUST

                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND    EXPENSES       (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,800      $     338               10             50.0%       $     850
Edwin J. Garn....................        1,800            473               10             50.0              850
John R. Haire....................        3,900           (365)              10             50.0            2,296
Dr. Manuel H. Johnson............        1,750            202               10             50.0              850
Michael E. Nugent................        1,800            338               10             50.0              850
John L. Schroeder................        1,750            645                8             41.7              708

------------------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

                           FUND COMPLEX COMPENSATION

    The following table illustrates the compensation paid to the Independent Trustees of the Funds for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. As noted in the text of the Proxy Statement, with respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                    FOR SERVICE AS
                                                                      CHAIRMAN OF       FOR SERVICE AS
                               FOR SERVICE                           COMMITTEES OF        CHAIRMAN OF          TOTAL CASH
                              AS DIRECTOR OR                          INDEPENDENT        COMMITTEES OF        COMPENSATION
                               TRUSTEE AND       FOR SERVICE AS       DIRECTORS/          INDEPENDENT        FOR SERVICES TO
                             COMMITTEE MEMBER     TRUSTEE AND        TRUSTEES AND        TRUSTEES AND        82 DEAN WITTER
                                OF 82 DEAN      COMMITTEE MEMBER   AUDIT COMMITTEES    AUDIT COMMITTEES       FUNDS AND 14
                                  WITTER          OF 14 TCW/DW     OF 82 DEAN WITTER         OF 14               TCW/DW
NAME OF INDEPENDENT TRUSTEE       FUNDS              FUNDS               FUNDS           TCW/DW FUNDS             FUNDS
---------------------------  ----------------   ----------------   -----------------   -----------------   -------------------
Michael Bozic..............      $138,850                --                  --                    --         $     138,850
Edwin J. Garn..............       140,900                --                  --                    --               140,900
John R. Haire..............       106,400           $64,283            $195,450          $     12,187               378,320
Dr. Manuel H. Johnson......       137,100            66,483                  --                    --               203,583
Michael E. Nugent..........       138,850            64,283                  --                    --               203,133
John L. Schroeder..........       137,150            69,083                  --                    --               206,233

    The following table illustrates the retirement benefits accrued to the Independent Trustees of the Funds by the 57 Dean Witter Funds (including all of the Funds represented in this Proxy Statement) for the year ended December 31, 1996, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                 RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                          RETIREMENT BENEFITS ACCRUED     ESTIMATED ANNUAL
                                ESTIMATED CREDITED        ESTIMATED               AS EXPENSES               BENEFITS UPON
                                     YEARS OF            PERCENTAGE                 BY ALL               RETIREMENT FROM ALL
                              SERVICE AT RETIREMENT      OF ELIGIBLE               ADOPTING                   ADOPTING
NAME OF INDEPENDENT TRUSTEE        (MAXIMUM 10)         COMPENSATION                 FUNDS                    FUNDS(2)
----------------------------  ----------------------   ---------------   -----------------------------   -------------------
Michael Bozic...............              10                 50.0%             $          20,147            $     51,325
Edwin J. Garn...............              10                 50.0                         27,772                  51,325
John R. Haire...............              10                 50.0                         46,952                 129,550
Dr. Manuel H. Johnson.......              10                 50.0                         10,926                  51,325
Michael E. Nugent...........              10                 50.0                         19,217                  51,325
John L. Schroeder...........               8                 41.7                         38,700                  42,771

------------------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

                            ACTIVE ASSETS MONEY TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Active Assets Money Trust on May 2, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated
                , 1997 as follows:




                           (CONTINUED ON REVERSE SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                             FOR       AGAINST        ABSTAIN

1. Approval of New Investment Management     / /         / /            / /
   Agreement with Dean Witter InterCapital
   Inc. in connection with proposed merger.


                                                                      FOR ALL
                                             FOR       WITHHOLD       EXCEPT
2. Election of Trustees.
                                             / /         / /            / /
   Michael Bozic, Charles A. Fiumefreddo,
   Edwin J. Garn, John R. Haire, Dr. Manuel
   H. Johnson, Michael E. Nugent, Philip J.
   Purcell, John L. Schroeder
   If you wish to withhold authority for any particular nominee, mark the "For All Except"
   Box and strike a line through the nominee's name.

                                             FOR       AGAINST        ABSTAIN

3. Approval of Amendment to Investment       / /         / /            / /
   Policies to authorize Board of
   Trustees to modify investment policies.

                                             FOR       AGAINST        ABSTAIN

4. Approval of New Investment Policy         / /         / /            / /
   with respect to investments in certain
   other investment companies.

                                             FOR       AGAINST        ABSTAIN

5. Ratification of appointment of Price      / /         / /            / /
   Waterhouse LLP as Independent
   Accountants.




Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                            --------------------
-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------
Shareholder sign in the box above        Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                        ^ PLEASE DETACH AT PERFORATION ^




                            ACTIVE ASSETS MONEY TRUST


--------------------------------------------------------------------------------


                                    IMPORTANT

                   PLEASE SEND IN YOUR PROXY............TODAY!


YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                          ACTIVE ASSETS TAX-FREE TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Active Assets Tax-Free Trust on May 2, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting
dated                  , 1997 as follows:




                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                             FOR       AGAINST        ABSTAIN

1.  Approval of New Investment Management    / /         / /            / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                      FOR ALL
                                             FOR       WITHHOLD       EXCEPT

2.  Election of Trustees.                    / /         / /            / /

    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire, Dr. Manuel
    H. Johnson, Michael E. Nugent, Philip J.
    Purcell, John L. Schroeder

    If you wish to withhold authority for
    any particular nominee, mark the
    "For All Except" Box and strike a line
    through the nominee's name.

                                             FOR       AGAINST        ABSTAIN

3.  Approval of New Investment Policy        / /         / /            / /
    with respect to investments in certain
    other investment companies.

                                             FOR       AGAINST        ABSTAIN

4.  Ratification of appointment of Price     / /         / /            / /
    Waterhouse LLP as Independent
    Accountants.




Please make sure to sign and date
this Proxy using black or blue ink.                       Date
                                                               -----------------
-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------
Shareholder sign in the box above        Co-Owner (if any) sign in the box above



--------------------------------------------------------------------------------
                       ^  PLEASE DETACH AT PERFORATION  ^




                          ACTIVE ASSETS TAX-FREE TRUST



--------------------------------------------------------------------------------

                                    IMPORTANT

                   PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                     ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Active Assets California Tax-Free Trust on May 2, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice
of Meeting dated                    , 1997 as follows:




                           (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

X    PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                             FOR       AGAINST        ABSTAIN

1. Approval of New Investment Management     / /         / /            / /
   Agreement with Dean Witter InterCapital
   Inc. in connection with proposed merger.

                                                                      FOR ALL
                                             FOR       WITHHOLD       EXCEPT

2. Election of Trustees.                     / /         / /            / /

   Michael Bozic, Charles A. Fiumefreddo,
   Edwin J. Garn, John R. Haire, Dr. Manuel
   H. Johnson, Michael E. Nugent, Philip J.
   Purcell, John L. Schroeder

   If you wish to withhold authority for
   any particular nominee, mark the "For
   All Except" Box and strike a line through the nominee's name.

                                             FOR       AGAINST        ABSTAIN

3.  Approval of New Investment Policy        / /         / /            / /
    with respect to investments in certain
    other investment companies.

                                             FOR       AGAINST        ABSTAIN

4.  Ratification of appointment of Price     / /         / /            / /
    Waterhouse LLP as Independent
    Accountants.




Please make sure to sign and date
this Proxy using black or blue ink.                         Date
                                                                ----------------
-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------
Shareholder sign in the box above        Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                        ^ PLEASE DETACH AT PERFORATION ^



                     ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST


--------------------------------------------------------------------------------
                                    IMPORTANT

                   PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                    ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

                                      PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Active Assets Government Securities Trust on May 2, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice
of Meeting dated                , 1997 as follows:




                           (CONTINUED ON REVERSE SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
/X/  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                             FOR       AGAINST        ABSTAIN

1. Approval of New Investment Management     / /         / /            / /
   Agreement with Dean Witter InterCapital
   Inc. in connection with proposed merger.

                                                                      FOR ALL
                                             FOR       WITHHOLD       EXCEPT

2. Election of Trustees.                     / /         / /            / /

   Michael Bozic, Charles A. Fiumefreddo,
   Edwin J. Garn, John R. Haire, Dr. Manuel
   H. Johnson, Michael E. Nugent, Philip J.
   Purcell, John L. Schroeder

   If you wish to withhold authority for
   any particular nominee, mark the "For
   All Except" Box and strike a line
   through the nominee's name.

                                             FOR       AGAINST        ABSTAIN

3. Approval of Amendment to Investment       / /         / /            / /
   Policies to authorize Board of
   Trustees to modify investment policies.

                                             FOR       AGAINST        ABSTAIN

4. Approval of New Investment Policy         / /         / /            / /
   with respect to investments in certain
   other investment companies.

                                             FOR       AGAINST        ABSTAIN

5. Ratification of appointment of Price      / /         / /            / /
   Waterhouse LLP as Independent
   Accountants.





Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                           ---------------------
-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------
Shareholder sign in the box above        Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                        ^ PLEASE DETACH AT PERFORATION ^



                    ACTIVE ASSETS GOVERNMENT SECURITIES TRUST



--------------------------------------------------------------------------------
                                    IMPORTANT

                   PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                       DEAN WITTER LIQUID ASSET FUND INC.

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Stockholders of Dean Witter Liquid Asset Fund Inc. on May 2, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the
Notice of Meeting dated                , 1997 as follows:

                           (CONTINUED ON REVERSE SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTORS AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.

      IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                       FOR   AGAINST  ABSTAIN
1.   Approval of New Investment Management             / /     / /      / /
     Agreement with Dean Witter InterCapital
     Inc. in connection with proposed merger.

                                                                      FOR ALL
                                                       FOR   WITHHOLD  EXCEPT
2.   Election of Directors.                            / /     / /      / /

     Michael Bozic, Charles A. Fiumefreddo,
     Edwin J. Garn, John R. Haire, Dr. Manuel H.
     Johnson, Michael E. Nugent, Philip J. Purcell,
     John L. Schroeder

     If you wish to withhold authority for any particular nominee, mark the "For All Except"
     Box and strike a line through the nominee's name.


                                                       FOR   AGAINST  ABSTAIN
3.   Approval of New Investment Policy                 / /     / /      / /
     with respect to investments in
     certain other investment companies.

                                                       FOR   AGAINST  ABSTAIN
4.   Ratification of appointment of Price              / /     / /      / /
     Waterhouse LLP as Independent
     Accountants.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                           ---------------------
-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------
Shareholder sign in the box above        Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
                       ^ PLEASE DETACH AT PERFORATION ^


                       DEAN WITTER LIQUID ASSET FUND INC.

--------------------------------------------------------------------------------
                                    IMPORTANT

                   PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------

                 DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter U.S. Government Money Market Trust on May 2, 1997, at 10:00 a.m.,
New York City time, and at any adjournment thereof, on the proposals set forth
in the Notice of Meeting dated                , 1997 as follows:




                           (CONTINUED ON REVERSE SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                       FOR   AGAINST  ABSTAIN

1.   Approval of New Investment Management             / /     / /      / /
     Agreement with Dean Witter InterCapital
     Inc. in connection with proposed merger.

                                                                      FOR ALL
                                                       FOR   WITHHOLD  EXCEPT
2.   Election of Directors.                            / /     / /      / /

     Michael Bozic, Charles A. Fiumefreddo,
     Edwin J. Garn, John R. Haire, Dr. Manuel H.
     Johnson, Michael E. Nugent, Philip J. Purcell,
     John L. Schroeder

     If you wish to withhold authority for any particular nominee, mark the "For All Except"
     Box and strike a line through the nominee's name.


                                                       FOR   AGAINST  ABSTAIN
3.   Approval of New Investment Policy                 / /     / /      / /
     with respect to investments in
     certain other investment companies.

                                                       FOR   AGAINST  ABSTAIN
4.   Ratification of appointment of Price              / /     / /      / /
     Waterhouse LLP as Independent
     Accountants.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                           ---------------------
-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------
Shareholder sign in the box above        Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
                        ^ PLEASE DETACH AT PERFORATION ^


                 DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

--------------------------------------------------------------------------------
                                    IMPORTANT

                   PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
--------------------------------------------------------------------------------

               DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter California Tax-Free Daily Income Trust on May 2, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in
the Notice of Meeting dated                    , 1997 as follows:




                           (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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--------------------------------------------------------------------------------

/X/  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                             FOR       AGAINST        ABSTAIN

1. Approval of New Investment Management     / /         / /            / /
   Agreement with Dean Witter InterCapital
   Inc. in connection with proposed merger.

                                                                      FOR ALL
                                             FOR       WITHHOLD       EXCEPT

2. Election of Trustees.                     / /         / /            / /

   Michael Bozic, Charles A. Fiumefreddo,
   Edwin J. Garn, John R. Haire, Dr. Manuel
   H. Johnson, Michael E. Nugent, Philip J.
   Purcell, John L. Schroeder

   If you wish to withhold authority for
   any particular nominee, mark the "For
   All Except" Box and strike a line through the nominee's name.

                                             FOR       AGAINST        ABSTAIN

3.  Approval of New Investment Policy        / /         / /            / /
    with respect to investments in certain
    other investment companies.

                                             FOR       AGAINST        ABSTAIN

4.  Ratification of appointment of Price     / /         / /            / /
    Waterhouse LLP as Independent
    Accountants.




Please make sure to sign and date
this Proxy using black or blue ink.                         Date
                                                                ----------------
-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------
Shareholder sign in the box above        Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                        ^ PLEASE DETACH AT PERFORATION ^



               DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST


--------------------------------------------------------------------------------
                                    IMPORTANT

                   PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter New York Municipal Money Market Trust on May 2, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in
the Notice of Meeting dated               , 1997 as follows:




                           (CONTINUED ON REVERSE SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
/X/  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                             FOR       AGAINST        ABSTAIN

1. Approval of New Investment Management     / /         / /            / /
   Agreement with Dean Witter InterCapital
   Inc. in connection with proposed merger.

                                                                      FOR ALL
                                             FOR       WITHHOLD       EXCEPT

2. Election of Trustees.                     / /         / /            / /

   Michael Bozic, Charles A. Fiumefreddo,
   Edwin J. Garn, John R. Haire, Dr. Manuel
   H. Johnson, Michael E. Nugent, Philip J.
   Purcell, John L. Schroeder

   If you wish to withhold authority for
   any particular nominee, mark the "For
   All Except" Box and strike a line
   through the nominee's name.

                                             FOR       AGAINST        ABSTAIN

3. Approval of New Investment Policy         / /         / /            / /
   with respect to investments in certain
   other investment companies.

                                             FOR       AGAINST        ABSTAIN

4. Ratification of appointment of Price      / /         / /            / /
   Waterhouse LLP as Independent
   Accountants.




Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                           ---------------------
-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------
Shareholder sign in the box above        Co-Owner (if any) sign in the box above



--------------------------------------------------------------------------------
                        ^ PLEASE DETACH AT PERFORATION ^


                DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST



--------------------------------------------------------------------------------
                                    IMPORTANT

                   PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                     DEAN WITTER TAX-FREE DAILY INCOME TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Tax-Free Daily Income Trust on May 2, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice
of Meeting dated                , 1997 as follows:




                           (CONTINUED ON REVERSE SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                             FOR       AGAINST        ABSTAIN

1. Approval of New Investment Management     / /         / /            / /
   Agreement with Dean Witter InterCapital
   Inc. in connection with proposed merger.


                                                                      FOR ALL
                                             FOR       WITHHOLD       EXCEPT
2. Election of Trustees.
                                             / /         / /            / /
   Michael Bozic, Charles A. Fiumefreddo,
   Edwin J. Garn, John R. Haire, Dr. Manuel
   H. Johnson, Michael E. Nugent, Philip J.
   Purcell, John L. Schroeder
   If you wish to withhold authority for any particular nominee, mark the "For All Except"
   Box and strike a line through the nominee's name.

                                             FOR       AGAINST        ABSTAIN

3. Approval of New Investment Policy         / /         / /            / /
   with respect to investments in certain
   other investment companies.

                                             FOR       AGAINST        ABSTAIN

4. Ratification of appointment of Price      / /         / /            / /
   Waterhouse LLP as Independent
   Accountants.




Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                           ---------------------
-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------
Shareholder sign in the box above        Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                        ^ PLEASE DETACH AT PERFORATION ^




                     DEAN WITTER TAX-FREE DAILY INCOME TRUST


--------------------------------------------------------------------------------
                                    IMPORTANT

                   PLEASE SEND IN YOUR PROXY............TODAY!


YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------